                                                                    Exhibit 10.3


                       GUARANTEE AND COLLATERAL AGREEMENT


                                     made by

                    each of the Grantors (as defined herein)

                                   in favor of


                              JPMORGAN CHASE BANK,

                             as Administrative Agent


                            Dated as of May 28, 2002

                                TABLE OF CONTENTS

ARTICLE I Definitions ....................................................     1

   Section 1.01   Definitions ............................................     1
   Section 1.02   Other Definitional Provisions ..........................     3

ARTICLE II Guarantee .....................................................     3

   Section 2.01   Guarantee ..............................................     3
   Section 2.02   [Intentionally Left Blank] .............................     4
   Section 2.03   No Subrogation, Contribution or Reimbursement ..........     4
   Section 2.04   Amendments, Etc. with respect to the Obligations .......     5
   Section 2.05   Guarantee Absolute and Unconditional ...................     5
   Section 2.06   Reinstatement ..........................................     6
   Section 2.07   Payments ...............................................     6

ARTICLE III Grant of Security Interest ...................................     6

   Section 3.01   Grant of Security Interest .............................     6
   Section 3.02   Transfer of Collateral .................................     7

ARTICLE IV Representations and Warranties ................................     8

   Section 4.01   Representations in Credit Agreement ....................     8
   Section 4.02   Title; No Other Liens ..................................     8
   Section 4.03   Perfected First Priority Liens .........................     8
   Section 4.04   Legal Name, Organizational Status, Chief Executive
                  Office .................................................     8
   Section 4.05   Prior Names and Addresses ..............................     8
   Section 4.06   Pledged Securities .....................................     9
   Section 4.07   Pledged Intangibles ....................................     9
   Section 4.08   Deposit Accounts and Securities Accounts ...............     9
   Section 4.09   Benefit to the Guarantor ...............................     9

ARTICLE V Covenants ......................................................     9

   Section 5.01   Covenants in Credit Agreement ..........................    10
   Section 5.02   Maintenance of Perfected Security Interest; Further
                  Documentation ..........................................    10
   Section 5.03   Pledged Interests ......................................    10
   Section 5.04   Consents ...............................................    11
   Section 5.05   New Accounts ...........................................    11

ARTICLE VI Remedial Provisions ...........................................    12

   Section 6.01   Pledged Interests ......................................    12
   Section 6.02   Code and Other Remedies ................................    13
   Section 6.03   Private Sales of Pledged Interests .....................    14
   Section 6.04   Waiver; Deficiency .....................................    15
   Section 6.05   Non-Judicial Enforcement ...............................    15

ARTICLE VII The Administrative Agent .....................................    15

   Section 7.01   Administrative Agent's Appointment as Attorney-in-Fact,
                  Etc ....................................................    15
   Section 7.02   Duty of Administrative Agent ...........................    16

   Section 7.03   Execution of Financing Statements ......................    17
   Section 7.04   Authority of Administrative Agent ......................    17

ARTICLE VIII Subordination of Indebtedness ...............................    18

   Section 8.01   Subordination of All Guarantor Claims ..................    18
   Section 8.02   Claims in Bankruptcy ...................................    18
   Section 8.03   Payments Held in Trust .................................    18
   Section 8.04   Liens Subordinate ......................................    18
   Section 8.05   Notation of Records ....................................    19

ARTICLE IX Miscellaneous .................................................    19

   Section 9.01   Waiver .................................................    19
   Section 9.02   Notices ................................................    19
   Section 9.03   Payment of Expenses, Indemnities, Etc ..................    19
   Section 9.04   Amendments in Writing ..................................    20
   Section 9.05   Successors and Assigns .................................    20
   Section 9.06   Invalidity .............................................    20
   Section 9.07   Counterparts ...........................................    20
   Section 9.08   References .............................................    20
   Section 9.09   Survival ...............................................    20
   Section 9.10   Captions ...............................................    21
   Section 9.11   No Oral Agreements .....................................    21
   Section 9.12   Governing Law; Submission to Jurisdiction ..............    21
   Section 9.13   WAIVER OF JURY TRIAL ...................................    22
   Section 9.14   Acknowledgments ........................................    22
   Section 9.15   Additional Grantors ....................................    23
   Section 9.16   Set-Off ................................................    23
   Section 9.17   Releases ...............................................    23
   Section 9.18   Acceptance .............................................    24


SCHEDULES:

    1.    Notice Addresses of Grantors

    2.    Description of Pledged Securities

    3.    Filings and Other Actions Required to Perfect Security Interests

    4. Legal Name, Location of Jurisdiction of Organization, Organizational Identification Number, Taxpayer Identification Number and Chief Executive Office

    5.    Prior Names, Prior Chief Executive Office, Location of Tangible Assets

    6.    Description of Pledged Intangibles

    7.    Description of Deposit Accounts and Securities Accounts

ANNEX:

    I.    Form of Assumption Agreement

    II.   Form of Blocked Account Control Agreement

    III.  Form of Securities Account Control Agreement

         This GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 28, 2002, is made by EEX OPERATING, L.P., a Texas limited partnership (the "Borrower"), EEX CORPORATION, a Texas corporation (together with the Borrower each an "Obligor", and collectively, the "Obligors"), and each of the other signatories hereto other than the Administrative Agent (the Obligors and each of the other signatories hereto other than the Administrative Agent, together with any other Subsidiary of the Obligors that becomes a party hereto from time to time after the date hereof, the "Grantors"), in favor of JPMORGAN CHASE BANK, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of May 28, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Obligors, the Lenders, the Administrative Agent, and the other Agents party thereto.

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                                    ARTICLE I
                                   Definitions

         Section 1.01   Definitions.

         (a) As used in this Agreement, each term defined above shall have the meaning indicated above. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms as well as all uncapitalized terms which are defined in the New York UCC on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Deposit Account, Investment Property, Proceeds, Securities Account, Securities Intermediary and Supporting Obligations.

         (b)   The following terms shall have the following meanings:

         "Account Collateral" shall mean each Grantor's right, title and interest, whether now existing or hereafter acquired or arising, in, to and under, each Deposit Account and Securities Account (including any successor accounts to any such accounts) and all amounts, investments and any other property (including, but not limited to, securities, financial assets, investment property, security entitlements and instruments) at anytime deposited in or credited to any such account and all security entitlements with respect thereto, including all income or gain earned thereon and any proceeds thereof; provided, however, that the Excepted Accounts shall not constitute Account Collateral.

         "Agreement" shall mean this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Blocked Account Control Agreement" shall mean a Blocked Account Control Agreement, in substantially the form set forth on Annex II attached hereto, by and among a Grantor, the Administrative Agent and a depositary institution.

         "Collateral" shall have the meaning assigned such term in Section 3.01.

         "Convertible Notes" shall mean, collectively, that certain (i) Amended and Restated Subordinated Convertible Note Number 1, dated December 17, 1999, made by EEX Reserves in favor of EEX in the face amount of $170,238,265.00, (ii) Subordinated Convertible Note Number 2, dated September 30, 2000, made by EEX Reserves in favor of EEX in the face amount of $2,638,525.00, (iii) Subordinated Convertible Note Number 3, dated March 31, 2001, made by EEX Reserves in favor of EEX in the face amount of $2,701,979.00, (iv) Subordinated Convertible Note Number 4, dated June 30, 2001, made by EEX Reserves in favor of EEX in the face amount of $13,656,517.00, (v) Subordinated Convertible Note Number 5, dated September 30, 2001, made by EEX Reserves in favor of EEX, in the face amount of $10,365,469.00, (vi) Subordinated Convertible Note Number 6, dated December 31, 2001, made by EEX Reserves in favor of EEX in the face amount of $10,417,972.00,
(vii) Subordinated Convertible Note Number 7, dated March 31, 2002, made by EEX Reserves in favor of EEX, in the face amount of $12,085,990.00 and (viii) Subordinated Convertible Note Number 8, dated April 30, 2002, made by EEX Reserves in favor of EEX, in the face amount of $12,214,056.00.

         "Guarantors" shall mean, collectively, each Grantor other than the Borrower.

         "Issuers" shall mean, collectively, each issuer of a Pledged Interest.

         "New York UCC" shall mean the Uniform Commercial Code, as it may be amended, from time to time in effect in the State of New York.

         "Obligations" shall mean, collectively, the payment and performance of all Indebtedness and other obligations of each of the Obligors under the Credit Agreement and the Loan Documents and any Hedging Agreement entered into by any of the Obligors or Subsidiaries with any Lender (or any Affiliate of any Lender) while such Lender is a party to the Credit Agreement (but only to the extent that such Hedging Agreement is permitted by the terms of the Credit Agreement), including the unpaid principal of and interest on the Loans and LC Exposure and all other obligations and liabilities of each of the Obligors (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and LC Exposure and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to each of the Obligors, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agents or any Lender (or, in the case of any Hedging Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any Hedging Agreement entered into by any of the Obligors or Subsidiaries with the Issuing Bank, any Lender (or any Affiliate of any Lender) while such Lender is a party to the Credit Agreement (but only to the extent that such Hedging Agreement is permitted by the terms of the Credit Agreement) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by each of the Obligors pursuant to the terms of any of the foregoing agreements).

         "Pledged Intangibles" shall mean (i) the partnership, membership or other ownership interests described or referred to in Schedule 6 to the extent that a Grantor can grant a security interest without violating any restriction on assignment in any agreement forming such interest; and (ii) (a) the certificates or instruments, if any, representing such interests, (b) all dividends and distributions (cash or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, (c) all replacements, additions to and substitutions for any of the property referred to in this definition, including, without limitation, claims against third parties, (d) the proceeds, interest, profits and other income of or on any of the property referred to in this definition and (e) all books and records relating to any of the property referred to in this definition.

         "Pledged Interests" shall mean the Pledged Intangibles and the Pledged Securities.

         "Pledged Securities" shall mean: (i) the equity interests for Domestic Subsidiaries described or referred to in Schedule 2; and (ii) (a) the certificates or instruments, if any, representing such equity interests, (b) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity interests, (c) all replacements, additions to and substitutions for any of the property referred to in this definition, including, without limitation, claims against third parties, (d) the proceeds, interest, profits and other income of or on any of the property referred to in this definition and
(e) all books and records relating to any of the property referred to in this definition.

         "Securities Account Control Agreement" shall mean a Securities Account Control Agreement, in substantially the form set forth on Annex III attached hereto, by and among a Grantor, the Administrative Agent and a Securities Intermediary.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         Section 1.02  Other Definitional Provisions.

         (a) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (b) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                                   ARTICLE II
                                    Guarantee

         Section 2.01  Guarantee.

         (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their Affiliates (with respect to Hedging Agreements constituting part of the Obligations) and each of their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. This is a guarantee of payment and not collection and the liability of each Guarantor is primary and not secondary.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

     (c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Article II or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

     (d) Each Guarantor agrees that if the maturity of the Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this guarantee without demand or notice to such Guarantor. The guarantee contained in this Article II shall remain in full force and effect until all the Obligations shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and all Hedging Agreements secured hereby and the Credit Agreement and the Aggregate Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement, no Obligations may be outstanding.

     (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, no Letter of Credit shall be outstanding, and all Hedging Agreements secured hereby and the Credit Agreement and the Aggregate Commitments are terminated.

     Section 2.02 [Intentionally Left Blank].

     Section 2.03 No Subrogation, Contribution or Reimbursement. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder.

     Section 2.04 Amendments, Etc. with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Obligations continued; (b) the Obligations, the liability of any other Person upon or for any part thereof or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by, or any indulgence or forbearance in respect thereof granted by, the Administrative Agent or any Lender; (c) the Credit Agreement, the other Loan Documents, any Hedging Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, the Majority Lenders or all Lenders, as the case may be) may deem advisable from time to time; (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released; and (e) any other event shall occur which constitutes a defense or release of sureties generally. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Article II or any property subject thereto.

     Section 2.05 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Article II or acceptance of the guarantee contained in this Article II; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this
Article II and no notice of creation of the Obligations or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to any Guarantor; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article II. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Article II shall be construed as a continuing, completed, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, (c) the insolvency, bankruptcy arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of the Borrower or any other Guarantor or any other Person at any time liable for the payment of all or part of the Obligations; or any sale, lease or transfer of any or all of the assets of the Borrower or any other Guarantor, or any changes in the shareholders of the Borrower or the Guarantor; (d) the fact that any Collateral or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by each of the Guarantors that it is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Obligations; or (e) any other circumstance or act whatsoever, including any action or omission of the typed described in Section 2.04 (with or without notice to or knowledge of the Borrower or such Guarantor), which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under the guarantee contained in this Article II, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, join or make a similar demand on or otherwise pursue or exhaust such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     Section 2.06 Reinstatement. The guarantee contained in this Article II shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     Section 2.07 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Principal Office of the Administrative Agent specified pursuant to the Credit Agreement.

                                  ARTICLE III
                           Grant of Security Interest

     Section 3.01 Grant of Security Interest. Each Grantor hereby pledges, assigns and transfers to the Administrative Agent, and grants to the Administrative Agent, for the ratable benefit of the Lenders and their Affiliates, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

        (1)      all Accounts;

        (2)      all Chattel Paper (whether tangible or electronic);

        (3)      all Documents;

        (4) all Goods (including, without limitation, all Inventory and all Pledged Equipment, but excluding all Fixtures);

        (5) all General Intangibles (including, without limitation, the Intangibles and any Hedging Agreements);

        (6) all Instruments (including, without limitation, the EEX Note and the Convertible Notes);

        (7)      all Pledged Securities;

        (8)      all Investment Property;

        (9)      all books and records pertaining to the Collateral;

        (10)     all Account Collateral; and

        (11) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, guarantees and other Supporting Obligations given with respect to any of the foregoing.

    Section 3.02 Transfer of Collateral. All certificates and instruments representing or evidencing the Pledged Interests shall be delivered to and held pursuant hereto by the Administrative Agent or a Person designated by the Administrative Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Interests to the Administrative Agent. Notwithstanding the preceding sentence, at the Administrative Agent's discretion, all Pledged Securities must be delivered or transferred in such manner as to permit the Administrative Agent to be a "protected purchaser" to the extent of its security interest as provided in Section 8-303 of the New York UCC (if the Administrative Agent otherwise qualifies as a protected purchaser). During the continuance of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Interests, subject only to the revocable rights specified in Error! Reference source not found.. In addition, during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Interests for certificates or instruments of smaller or larger denominations.

                                   ARTICLE IV
                         Representations and Warranties

         To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and under the Hedging Agreements, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

         Section 4.01 Representations in Credit Agreement. In the case of each Guarantor other than an Obligor, the representations and warranties set forth in
Article VII of the Credit Agreement as they relate to such Guarantor (in its capacity as a Subsidiary of an Obligor) or to the Loan Documents to which such Guarantor is a party are true and correct in all material respects, provided that each reference in each such representation and warranty to each Obligor's knowledge shall, for the purposes of this Error! Reference source not found., be deemed to be a reference to such Guarantor's knowledge.

         Section 4.02 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and Excepted Liens, such Grantor owns its respective items of the Collateral free and clear of any and all Liens. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement, the Security Instruments or as are filed to secure Liens permitted by Section 9.03 of the Credit Agreement.

         Section 4.03 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Excepted Liens which have priority over the Liens on the Collateral by operation of law.

         Section 4.04 Legal Name, Organizational Status, Chief Executive Office. On the date hereof, the correct legal name of such Grantor, such Grantor's jurisdiction of organization, organizational number, taxpayer identification number and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.

         Section 4.05 Prior Names and Addresses. Schedule 5 correctly sets forth
(a) all names and trade names that such Grantor has used in the last five years and (b) the chief executive office of such Grantor over the last five years (if different from that which is set forth in Section 4.04 above).

         Section 4.06 Pledged Securities. Schedule 2 sets forth each and every share of stock or other equity interest of a Domestic Subsidiary owned by a Grantor and is true, correct and complete in all respects. The shares (or such other interests) of Pledged Securities set forth on Schedule 2 and pledged by such Grantor hereunder constitute all the issued and outstanding shares (or such other interests) of all classes of the capital stock or other equity interests of each Issuer. All the shares (or such other interests) of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable; and such Grantor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Excepted Liens.

         Section 4.07 Pledged Intangibles. Schedule 6 sets forth each and every partnership, limited liability company or other similar ownership interest owned by a Grantor and is true, correct and complete in all respects. The partnership, membership or other ownership interests making up the Pledged Intangibles set forth on Schedule 6 and pledged by such Grantor hereunder constitute all the issued and outstanding partnership, membership or other ownership interests of each Issuer (other than with respect to EEX Reserves Funding LLC, 50% of which is owned by a party not affiliated with the Grantors). Such Grantor is the record and beneficial owner of, and has good title to, the Pledged Intangibles pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the Security Interest created by this Agreement and Excepted Liens. None of the Pledged Intangibles are evidenced by a certificate or instrument, are dealt in or traded on securities exchanges or in securities markets, have terms that expressly provide that such Pledged Intangibles are governed by Chapter 8 of the Uniform Commercial Code or are investment company securities.

         Section 4.08 Deposit Accounts and Securities Accounts. Schedule 7 sets forth each and every Deposit Account and Securities Account, except for the Excepted Accounts, owned by a Grantor and is true, correct and complete in all respects. Each Grantor is the record and beneficial owner of, and has good title to, the Deposit Accounts and Securities Accounts pledged by it hereunder, free of any and all Liens or option in favor or, or claims of, any other Person, except the Security Interest created by this Agreement and Excepted Liens of the kind defined in clause (vi) of the definition thereof.

         Section 4.09 Benefit to the Guarantor. Each Obligor is a member of an affiliated group of companies that includes each Guarantor, and each Obligor and the other Guarantors are engaged in related businesses. Each Guarantor is a Subsidiary of an Obligor and its guaranty and surety obligations pursuant to this Agreement reasonably may be expected to benefit, directly or indirectly, it; and it has determined that this Agreement is necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor and such Obligor.

                                    ARTICLE V
                                    Covenants

         Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Aggregate Commitments shall have terminated:

        Section 5.01 Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

        Section 5.02 Maintenance of Perfected Security Interest; Further Documentation.

        (a) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

        (b) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably deem necessary for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

        Section 5.03 Pledged Interests.

        (a) If such Grantor shall become entitled to receive or shall receive any stock certificate, partnership or membership interest certificate or other instrument (including, without limitation, any certificate or instrument representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate or instrument issued in connection with any reorganization), option or rights in respect of the partnership or membership interest or capital stock or other equity or ownership interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares (or such other interests) of the Pledged Interests, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power or other equivalent instrument of transfer acceptable to the Administrative Agent covering such certificate or instrument duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations.

        (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) unless otherwise permitted hereby or under the other Loan Documents, vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity interests or partnership, membership or other interests of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any stock or other equity interests or partnership, membership or other interests of any nature of any Issuer, (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Interests or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (i) create, incur or permit to exist any Lien except for Excepted Liens or option in favor of, or any claim of any Person with respect to, any of the Pledged Interests or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (ii) enter into any agreement or undertaking other than the Loan Documents restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Interests or Proceeds thereof.

        (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Interests issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.03(a) with respect to the Pledged Interests issued by it and (iii) the terms of
Section 6.01(c) and Section 6.03 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.01(c) or
Section 6.03 with respect to the Pledged Interests issued by it.

        (d) Each Grantor shall furnish to the Administrative Agent such stock powers and other equivalent instruments of transfer as may be required by the Administrative Agent to assure the transferability of the Pledged Interests when and as often as may be reasonably requested by the Administrative Agent.

        (e) The Pledged Interests will at all times constitute not less than 100% of the capital stock (excluding Foreign Subsidiaries) or other equity interests or partnership, membership or other ownership interests of the Issuer thereof owned by any Grantor. Each Grantor will not permit any Issuer of any of the Pledged Interests to issue any new shares (or other interests) of any class of capital stock or other equity interests or partnership, membership or other ownership interests of such Issuer without the prior written consent of the Administrative Agent, except for cash-out merger transactions in which an Issuer is sold pursuant to Section 9.12 of the Credit Agreement.

        Section 5.04 Consents. The Grantors shall use their commercially reasonable efforts to obtain within 60 days after the date of this Agreement all consents necessary to grant a lien and security interest hereunder to the Administrative Agent in the interest in the Starr-Zapata Pipeline Company, as formed by that certain Partnership Agreement effective May 13, 1994, between Tesoro Natural Gas Company and Coastal States Gas Transmission, as amended. The Administrative Agent hereby acknowledges and agrees that it shall hold the security interest granted hereby in the interests in the Starr-Zapata Pipeline Company and the Starr County Gathering System (as formed by that certain Joint Venture Agreement, effective February 1, 1991, between Tesoro Natural Gas Company and Coastal States Gas Transmission Company, as amended) subject to all of the terms and conditions of the aforementioned agreements relating to such interests, and the Agent shall not have any voice in the management of the said Starr County Gathering System and Starr-Zapata Pipeline Company.

        Section 5.05 New Accounts. As of the date hereof, all Deposit Accounts and Securities Accounts held by a Grantor with the Administrative Agent or an Affiliate thereof are subject to a

Blocked Account Control Agreement and a Securities Account Control Agreement, as applicable. Within 15 days after the Closing Date, the Grantors shall with regard to each and every other Deposit Account and Securities Account, other than Excepted Accounts and Small Accounts, in which such Grantor has an interest, cause such Deposit Account and Securities Account to be subject to a Blocked Account Control Agreement or Securities Account Control Agreement, as applicable, executed by and among the applicable Grantor, the Administrative Agent and the requisite depositary institution or Securities Intermediary, as the case may be. Within 30 days after the Closing Date, the Grantors shall cause each Small Account to be subject to a Blocked Account Control Agreement or Securities Account Control Agreement, as applicable, executed by and among the applicable Grantor, the Administrative Agent and the requisite depositary institution or Securities Intermediary, as the case may be. At all times thereafter, the Grantors shall cause all of their Deposit and Securities Accounts, other than the Excepted Accounts, to be subject to Blocked Account Control Agreements and Securities Account Control Agreements, as applicable. All such Blocked Account Control Agreements and Securities Account Control Agreements shall be reasonably acceptable to the Administrative Agent and in substantially the same form as Annex II and Annex III, as applicable, and the Grantors shall deliver true, correct and complete and fully executed copies of same to the Administrative Agent.

                                   ARTICLE VI
                               Remedial Provisions

        Section 6.01 Pledged Interests.

        (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.01(b), each Grantor shall be permitted to receive all dividends and distributions, subject to Section 5.03(a), paid in respect of the Pledged Interests paid in the normal course of business of the relevant Issuer, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate, partnership or limited liability company rights with respect to the Pledged Interests.

        (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, distributions, payments or other Proceeds paid in respect of the Pledged Interests and make application thereof to the Obligations in accordance with Section 10.02 of the Credit Agreement, and
(ii) any or all of the Pledged Interests shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate, partnership, limited liability company and other rights pertaining to such Pledged Interests at any meeting of shareholders (or other equivalent body) of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged

Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Interests pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Interests directly to the Administrative Agent.

     (d) After the occurrence and during the continuation of an Event of Default, if the Issuer of any Pledged Interests is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of the Grantor in respect thereof to exercise the voting and other consensual rights which such Grantor would otherwise be entitled to exercise with respect to the Pledged Interests issued by such Issuer shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights, but the Administrative Agent shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

     Section 6.02 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement, the other Loan Documents and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law or otherwise available at law or equity. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. If an Event of Default shall occur and be continuing, each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. Any such sale or transfer by the Administrative Agent either to itself or to any other Person shall be absolutely free from any claim of right by Grantor, including any equity or right of redemption, stay or appraisal which Grantor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.02, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 10.02 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     In the event that the Administrative Agent elects not to sell the Collateral, the Administrative Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner.

     The Administrative Agent will not submit an "Exclusive Control Notice" under a Blocked Account Control Agreement or a Securities Account Control Agreement, as applicable, unless an Event of Default has occurred and is continuing.

     The Administrative Agent may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

     Section 6.03 Private Sales of Pledged Interests. Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so. Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may reasonably be necessary to make such sale or sales of all or any portion of the Pledged Interests pursuant to this Section 6.03 valid and binding and in compliance with any and all other applicable Governmental Requirements. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.03 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.03 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     Section 6.04 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

     Section 6.05 Non-Judicial Enforcement. The Administrative Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, each Grantor expressly waives any and all legal rights which might otherwise require the Administrative Agent to enforce its rights by judicial process.

                                  ARTICLE VII
                            The Administrative Agent

     Section 7.01 Administrative Agent's Appointment as Attorney-in-Fact, Etc.

     (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

         (i) unless being disputed under Section 8.03(a) of the Credit Agreement, pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

         (ii) execute, in connection with any sale provided for in Error! Reference source not found. or Error! Reference source not found., any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

         (iii) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (G) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 7.01(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.01(a) unless an Event of Default shall have occurred and be continuing.

     (b) If any Grantor fails to perform or comply with any of its agreements contained herein within the applicable grace periods, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.01, together with interest thereon at the Post-Default Rate from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

     (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue and in compliance hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     Section 7.02 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account and shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. To the fullest extent permitted by applicable law, the Administrative Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any Grantor or other Person or ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters. Each Grantor, to the extent permitted by applicable law, waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Administrative Agent or any Lender to proceed against any Grantor or other Person, exhaust any Collateral or enforce any other remedy which the Administrative Agent or any Lender now has or may hereafter have against each Grantor, any Grantor or other Person.

     Section 7.03 Execution of Financing Statements. Pursuant to the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Additionally, each Grantor authorizes the Administrative Agent to file or record such financing statements that describe the collateral covered thereby as "all assets of the Grantor", "all personal property of the Grantor" or words of similar effect. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

     Section 7.04 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                                  ARTICLE VIII
                          Subordination of Indebtedness

     Section 8.01 Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and obligations of the Borrower or any other Grantor to any Grantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by. After and during the continuation of an Event of Default, no Grantor shall receive or collect, directly or indirectly, from any obligor in respect thereof any amount upon the Guarantor Claims.

     Section 8.02 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief or other insolvency proceedings involving any Grantor, the Administrative Agent on behalf of the Administrative Agent and the Lenders shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. Each Grantor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Administrative Agent and the Lenders for application against the Obligations as provided under Section 10.02 of the Credit Agreement. Should any Agent or Lender receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to any Grantor, and which, as between such Grantor, shall constitute a credit upon the Guarantor Claims, then upon payment in full of the Obligations, the intended recipient shall become subrogated to the rights of the Administrative Agent and the Lenders to the extent that such payments to the Administrative Agent and the Lenders on the Guarantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if the Administrative Agent and the Lenders had not received dividends or payments upon the Guarantor Claims.

     Section 8.03 Payments Held in Trust. In the event that notwithstanding
Section 8.01 and Section 8.02 any Grantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, then it agrees:
(a) to hold in trust for the Administrative Agent and the Lenders an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders; and each Grantor covenants promptly to pay the same to the Administrative Agent.

     Section 8.04 Liens Subordinate. Each Grantor agrees that, until the Obligations are paid in full and the Aggregate Commitments terminated, any Liens securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Obligations, regardless of whether such encumbrances in favor of such Grantor, any Administrative Agent or Lender presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, no Grantor, during the period in which any of the Obligations are outstanding or the Aggregate Commitments are in effect, shall (a) exercise or enforce any creditor's right it may have against any debtor in respect of the Guarantor Claims, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any Lien held by it.

       Section 8.05 Notation of Records. Upon the request of the Administrative Agent, all promissory notes and all accounts receivable ledgers or other evidence of the Guarantor Claims accepted by or held by any Grantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

                                   ARTICLE IX
                                  Miscellaneous

       Section 9.01 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. The exercise by the Administrative Agent of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any rights of set-off.

       Section 9.02 Notices. All notices and other communications provided for herein shall be given in the manner and subject to the terms of Section 12.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1 or at such other address as shall be designated by such Grantor in a notice to the Administrative Agent pursuant to this Section 9.02.

       Section 9.03  Payment of Expenses, Indemnities, Etc.

       (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Article II or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent.

       (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

       (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Obligors would be required to do so pursuant to Section 12.03 of the Credit Agreement.

       Section 9.04 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 12.04 of the Credit Agreement.

       Section 9.05 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that except as set forth in Section 8.12 or Section 9.11 of the Credit Agreement, no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the Lenders.

       Section 9.06 Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any of the Loan Documents to which a Grantor is a party shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such other Loan Document.

       Section 9.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

       Section 9.08 References. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section shall be deemed to refer to the applicable Section of this Agreement unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein.

       Section 9.09 Survival. The obligations of the parties under Section 9.03 shall survive the repayment of the Loans and the termination of the Letters of Credit, Hedging Agreements, Credit Agreement and Aggregate Commitments. To the extent that any payments on the Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Security Instrument shall continue in full force and effect. In such event, each Security Instrument shall be automatically reinstated and each Grantor shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

       Section 9.10 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

       Section 9.11 No Oral Agreements. The Loan Documents (other than the Letters of Credit) embody the entire agreement and understanding between the parties and supersede all other agreements and understandings between such parties relating to the subject matter hereof and thereof. The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

       Section 9.12  Governing Law; Submission to Jurisdiction.

       (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

       (b) Each party hereto hereby agrees that any suit, action or proceeding with respect to this Agreement or any judgment entered by any court in respect thereof may be brought in the United States District Court for the Southern District of New York, in the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), or in any other appellate court in the State of New York, as the party commencing such suit, action or proceeding may elect in its sole discretion; and each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each party hereto further submits, for the purpose of any such suit, action, proceeding or judgment brought or rendered against it, to the appropriate courts of the jurisdiction of its domicile.

       (c) Each Grantor hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon CT Corporation System, presently located at 111 Eighth Avenue, 13th Floor, New York, New York 10011, U.S.A. (the "Process Agent"), and each Grantor hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to any Grantor shall not impair or affect the validity of such service or of any judgment based thereon. Each Grantor hereby further irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by any Lender or the Administrative Agent by registered or certified mail, postage prepaid, at its address set out beneath its signature hereto.

       (d) Nothing herein shall in any way be deemed to limit the ability of any Lender or the Administrative Agent to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any Grantor in such other jurisdictions, and in such manner, as may be permitted by applicable law.

       (e) Each Grantor hereby irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the Supreme Court of the State of New York, County of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

       Section 9.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO: (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.13.

       Section 9.14  Acknowledgments. Each Grantor hereby acknowledges that:

       (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

       (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

       (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

       (d) Each of the parties hereto specifically agrees that it has a duty to read this Agreement and the Security Instruments and agrees that it is charged with notice and knowledge of the terms of this Agreement and the Security Instruments; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Agreement; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Security Instruments; and has received the advice of its attorney in entering into this Agreement and the Security Instruments; and that it recognizes that certain of the terms of this Agreement and the Security Instruments result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Agreement and the Security Instruments on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."

       Section 9.15 Additional Grantors. Each Subsidiary of each Obligor that is required to become a party to this Agreement pursuant to Section 8.09 of the Credit Agreement and is not a signatory hereto shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto.

       Section 9.16 Set-Off. Each Grantor agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled (after consultation with the Administrative Agent), at its option, to offset (i) balances held by it for account of any Grantor or any Subsidiary at any of its offices, in Dollars or in any other currency, and (ii) amounts due and payable to such Lender (or any Affiliate of such Lender) under any Hedging Agreement, against any principal of or interest on any of such Lender's Loans, or any other amount due and payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to such Person), in which case it shall promptly notify the Borrower and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

       Section 9.17   Releases.

       (a) Release Upon Payment in Full. The grant of a security interest hereunder and all of rights, powers and remedies in connection herewith shall remain in full force and effect until the Administrative Agent has (i) retransferred and delivered all Collateral in its possession to the Grantors, and (ii) executed a written release or termination statement and reassigned to the Grantors without recourse or warranty any remaining Collateral and all rights conveyed hereby. Upon the complete payment of the Obligations, the termination of the Letters of Credit, Hedging Agreements secured hereby, Credit Agreement and the Aggregate Commitments and the compliance by the Grantors with all covenants and agreements hereof, the Administrative Agent, at the written request and expense of the Borrower, will promptly release, reassign and transfer the Collateral to the Grantors and declare this Agreement to be of no further force or effect.

       (b) Partial Releases. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral and the capital stock of such Grantor. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

       (c) Retention in Satisfaction. Except as may be expressly applicable pursuant to Section 9.620 of the New York UCC, no action taken or omission to act by the Administrative Agent or the Lenders hereunder, including, without limitation, any exercise of voting or consensual rights or any other action taken or inaction, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until the Administrative Agent and the Lenders shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is provided in Section 9.17(a).

       Section 9.18 Acceptance. Each Grantor hereby expressly waives notice of acceptance of this Agreement, acceptance on the part of the Administrative Agent and the Lenders being conclusively presumed by their request for this Agreement and delivery of the same to the Administrative Agent.


                            [Signature pages follow.]

     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:                          EEX OPERATING, L.P.

                                   By: EEX Corporation, its general partner

                                       By: /s/ J.T. Leary
                                          --------------------------------------
                                           J.T. Leary
                                           Vice President, Finance
                                           and Treasurer


                                   EEX CORPORATION

                                   By: /s/ J.T. Leary
                                      ------------------------------------------
                                       J.T. Leary
                                       Vice President, Finance
                                       and Treasurer


                                   EEX OPERATING LLC; EEX CAPITAL, INC.; CORPUS
                                   CHRISTI HYDROCARBONS COMPANY; CORPUS CHRISTI
                                   ENERGY COMPANY; EEX INTERNATIONAL, INC.;
                                   ENSERCH INTERNATIONAL OIL & GAS, INC.; EEX
                                   NATURAL GAS COMPANY; EEX GATHERING COMPANY

                                   By: /s/ J.T. Leary
                                      ------------------------------------------
                                       J.T. Leary
                                       Vice President and Authorized Person


                                   EEX PIPELINE COMPANY, L.P.

                                   By: EEX Natural Gas Company, its general
                                       partner

                                       By: /s/ J.T. Leary
                                          --------------------------------------
                                           J.T. Leary
                                           Vice President

                                 SIGNATURE PAGE
                       GUARANTEE AND COLLATERAL AGREEMENT

                                    Acknowledged and Agreed to
                                    as of the date hereof by:

ADMINISTRATIVE AGENT:               JPMORGAN CHASE BANK


                                    By: /s/ Robert C. Mertensotto
                                       -----------------------------------------
                                        Robert C. Mertensotto, Managing Director

                                 SIGNATURE PAGE
                       GUARANTEE AND COLLATERAL AGREEMENT

                                   Schedule 1

                          NOTICE ADDRESSES OF GRANTORS

1.       _____________________, a __________________
         Notice Address:
         Attn:  __________
         [Address]
         Telephone: __________
         Facsimile: ___________

2.       _____________________, a ___________________
         Notice Address:
         Attn:  __________
         [Address]
         Telephone: __________
         Facsimile: ___________

                                  Schedule 1-1

                                   Schedule 2

                        DESCRIPTION OF PLEDGED SECURITIES

Owner       Issuer     Class of Stock or          No. of      Certificated or
                       other Equity Interest      Shares      Uncertificated
--------------------------------------------------------------------------------

                              [INFORMATION TO COME]

                                  Schedule 2-1

                                   Schedule 3

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS

                         Uniform Commercial Code Filings

                              [INFORMATION TO COME]


              Delivery to Administrative Agent of Pledged Interests

                               Account Collateral

                                  Schedule 3-1

                                   Schedule 4

  CORRECT LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION, ORGANIZATIONAL IDENTIFICATION NUMBER, TAXPAYER IDENTIFICATION NUMBER AND CHIEF EXECUTIVE OFFICE

1.    EEX Operating L.P., a Texas limited partnership
      Organizational Identification Number:
      Taxpayer Identification Number:
      Chief Executive Office:

2.    EEX Corporation, a Texas corporation
      Organizational Identification Number:
      Taxpayer Identification Number:
      Chief Executive Office:

3.    _____________________, a __________________
      Organizational Identification Number:
      Taxpayer Identification Number:
      Chief Executive Office:

4.    _____________________, a ___________________
      Organizational Identification Number:
      Taxpayer Identification Number:
      Chief Executive Office:

                                 Schedule 4 - 1

                                   Schedule 5

                  PRIOR NAMES AND PRIOR CHIEF EXECUTIVE OFFICE

1.   EEX Operating L.P.
     Prior Names:
     Prior Chief Executive Office:

2.   EEX Corporation
     Prior Names:
     Prior Chief Executive Office:

3.   ___________________
     Prior Names:
     Prior Chief Executive Office:

4.   ___________________
     Prior Names:
     Prior Chief Executive Office:

                                 Schedule 5 - 1

                                   Schedule 6

                       DESCRIPTION OF PLEDGED INTANGIBLES

                                 Class of         No. of
                               Partnership,    Partnership,
                              Membership or   Membership or
                                  Other           Other          Certificated or
      Owner        Issuer       Ownership       Ownership        Uncertificated
                                 Interest        Interest
--------------------------------------------------------------------------------

                              [INFORMATION TO COME]

                                 Schedule 6 - 1

                                   Schedule 7

             DESCRIPTION OF DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

                                 Schedule 7 - 1

                           ACKNOWLEDGMENT AND CONSENT

         The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of May 28, 2002 (the "Agreement"), made by the Grantors parties thereto for the benefit of JPMORGAN Chase Bank, as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

         1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The terms of Sections 6.01(c) and 6.03 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Sections 6.01(c) or 6.03 of the Agreement.

                                          [NAME OF ISSUER]


                                          By:    _______________________________

                                          Title: _______________________________

                                          Address for Notices:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________
                                          Fax:
                                                 _______________________________


--------------------------------------------------------------------------------
*This consent is necessary only with respect to any Issuer which is not also a Grantor. This consent may be modified or eliminated with respect to any Issuer that is not controlled by a Grantor.


                           Acknowledgment and Consent

                                     Annex I

                              Assumption Agreement

         ASSUMPTION AGREEMENT, dated as of ________________, 200__, made by ______________________________, a ______________ corporation (the "Additional
Grantor"), in favor of JPMORGAN CHASE BANK as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, EEX Corporation and EEX Operating L.P. (each an "Obligor" and together, the "Obligors"), the Lenders, the Administrative Agent and the other Agents, have entered into a Credit Agreement, dated as of May 28, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, in connection with the Credit Agreement, the Obligors and certain of their Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of May 28, 2002 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder and expressly grants to the Administrative Agent, for the benefit of the Lenders, a security interest in all Collateral owned by such Additional Grantor to secure all of such Additional Grantor's obligations and liabilities thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1 through 5 to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

                                  Annex I - 1

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                          [ADDITIONAL GRANTOR]


                                          By:    _______________________________

                                          Name:  _______________________________

                                          Title: _______________________________


                                  Annex I - 2

                                    Annex II

                        Blocked Account Control Agreement


                                    Attached


                                  Annex II - 1

                                    Annex III

                      Securities Account Control Agreement


                                    Attached


                                  Annex III - 1